EX-32.1

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
          ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-QSB of Atlantic Security, Inc. for the quarter ended September 30, 2004 (the "Report"), I, Terence Sullivan, Principal Executive Officer of Atlantic Security, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Atlantic Security, Inc.


November 9, 2004

                                        /s/ Terence Sullivan
                                        --------------------------
                                        Terence Sullivan
                                        Principal Executive Officer